UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 10, 2005

SUNSET BRANDS, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

000-51162	91-2007330
(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Suite 1220, Los Angeles, CA	90024
(Address of Principal Executive Offices)	(Zip Code)

(310) 478-4600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements.

On November 17, 2005, Sunset Brands, Inc. (the “Company”) filed a Current Report on Form 8-K reporting that, as of November 10, 2005 (the "Effective Date"), it entered into an Amended and Restated Acquisition Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, IBF Fund Liquidating LLC, a Delaware limited liability company (“IBF”), U.S. Mills, Inc., a Delaware corporation (“USM”), and USM Acquisition Sub, Inc. (the “Merger Sub”), a newly formed Delaware corporation that, prior to the merger, was a wholly-owned subsidiary of the Company. The Company is filing this Current Report on Form 8-K/A to provide the related financial statements and pro forma financial information described under this Item 9.01

(c)	Exhibits

2.1    Amended and Restated Acquisition Agreement and Plan of Merger by and among Sunset Brands, Inc., IBF Fund Liquidating LLC, , U.S. Mills. Inc., and USM Acquisition Sub, Inc., dated November 10, 2005.*

4.1	Form of Preferred Stock Certificate*

4.2	Certificate of Designation*

4.3	Warrant to Purchase Common Stock*

4.4	Warrant to Purchase Shares of Common Stock*

4.5	12% Secured Convertible Debenture*

10.1  Revolving Credit, Term Loan and Security Agreement between U.S. Mills, Inc., Sunset Brands, Inc. and Capital Source Finance LLC, dated November 10, 2005.*

*Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNSET BRANDS, INC.

Date: June 21, 2006	By:	/s/ Todd Sanders
Name: Todd Sanders
Title: CEO and President

SUNSET BRANDS, INC. AND SUBSIDIARIES

INDEX TO FINANCIAL STATEMENTS

Page
Pro Forma Financial Information

Pro Forma Financial Information	1

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2005	2

Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2004	3

Notes to Pro Forma Condensed Consolidated Financial Information	4

U.S. Mills, Inc.

Condensed Balance Sheet (Unaudited) September 30, 2005	1

Condensed Statements of Operations and Accumulated Deficit (Unaudited) for the Nine Months Ended September 30, 2005 and 2004	2

Condensed Statements of Cash Flows (Unaudited) for the Nine Months Ended September 30, 2005 and 2004	3

Notes to Condensed Financial Statements (Unaudited) for the Nine Months Ended September 30, 2005 and 2004	4

Independent Accountants’ Report - Kirkland Albrecht & Fredrickson	1

Balance Sheets, December 31, 2004 and 2003	2

Statements of Operations for the Years Ended December 31, 2004 and 2003	3

Statements of Stockholders’ Equity for the Years Ended December 31, 2004 and 2003	4

Statements of Cash Flows for the Years Ended December 31, 2004 and 2003	5

Notes to Financial Statements for the Years Ended December 31, 2004 and 2003	6

SUNSET BRANDS, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION

On November 10, 2005, Sunset Brands, Inc. (the Company) acquired 100% of the outstanding equity interests of U.S. Mills, Inc. (USM) from IBF Liquidating Fund LLC (the seller) by issuing to the seller, notes payable of $11,000,000 together with warrants to purchase 2,173,973 shares of common stock, by issuing 321,429 shares of a newly created Series B preferred stock with a face value of $3,000,000, with warrants to purchase 4,200,000 shares of common stock and by paying cash of $6,000,000. The source of the cash paid to the seller included notes payable to Capital Source, a third-party financing company, of $3,037,000 and notes payable to a related party of $1,500,000. USM provides health and natural food products to distributors who service food stores, natural food store chains and supermarkets.

The following unaudited pro forma financial information has been prepared to reflect the operations of the Company for the nine months ended September 30, 2005 and for the year ended December 31, 2004 as though the acquisition of USM and the related financing occurred at the beginning of each of those periods. The unaudited pro forma financial information is illustrative of the effects of the acquisition on the operations of the Company and does not necessarily reflect the results of operations that would have resulted had the acquisition actually occurred at those dates. In addition, the unaudited pro forma financial information is not necessarily indicative of the results that may be expected for any future period.

1

SUNSET BRANDS, INC. AND SUBSIDIARIES
UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

	Sunset Brands, Inc.	US Mills, Inc.	Pro Forma Adjustments		Pro Forma
Sales	$30,128	$11,684,193	$-		$11,714,321
Cost of sales	(21,490)	(6,014,396)	-		(6,035,886)
Gross Profit	8,638	5,669,797	-		5,678,435
Operating Expenses
Marketing, selling and distribution	-	3,306,791	90,000	C	3,396,791
General and administrative	6,989,453	1,498,630	213,750	C	8,701,833
Administrative bonuses related to acquisition	-	1,400,000	-		1,400,000
Management fees	-	605,508			605,508
Other expenses	29,174	71,893	-		101,067
Total Operating Expenses	7,018,627	6,882,822	303,750		14,205,199
Operating Loss	(7,009,989)	(1,213,025)	(303,750)		(8,526,764)
Interest expense	(2,133,780)	(239,577)	239,577	A
			(3,241,983	) B	(5,375,763)
Loss Before Income Taxes	(9,143,769)	(1,452,602)	(3,306,156)		(13,902,527)
Provision for income taxes	-	(3,750)	-		(3,750)
Net Loss	(9,143,769)	(1,456,352)	(3,306,156)		(13,906,277)
Preferred dividends	-	-	(1,010,825	) D	(1,010,825)
Loss Applicable to Common Shareholders	$(9,143,769)	$(1,456,352)	$(4,316,981)		$(14,917,102)
Basic and Diluted Loss Per Common Share					$(1.30)
Basic and Diluted Weighted-Average Common Shares Outstanding				E	11,453,087

See the accompanying notes to unaudited pro forma condensed consolidated financial information.

2

SUNSET BRANDS, INC. AND SUBSIDIARIES
UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

	Sunset Brands, Inc.	US Mills, Inc.	Pro Forma Adjustments		Pro Forma
Sales	$2,226,800	$15,325,375	$-		$17,552,175
Cost of sales	(2,290,621)	(7,322,565)	-		(9,613,186)
Gross Profit	(63,821)	8,002,810	-		7,938,989
Operating Expenses
Marketing, selling and distribution	727,821	4,202,759	120,000	C	5,050,580
General and administrative	2,549,095	1,808,175	285,000	C	4,642,270
Management fees	-	911,813			911,813
Other expenses		80,511	-		80,511
Total Operating Expenses	3,276,916	7,003,258	405,000		10,685,174
Operating Loss	(3,340,737)	999,552	(405,000)		(2,746,185)
Interest expense	(311,640)	(342,867)	342,867	A
			(3,722,706	) B	(4,034,346)
Loss Before Income Taxes	(3,652,377)	656,685	(3,784,839)		(6,780,531)
Benefit from (Provision for) income taxes	31,054	(24,000)	-		7,054
Net Loss	(3,621,323)	632,685	(3,784,839)		(6,773,477)
Preferred dividends	(1,005,812)	-	(1,070,825	) D	(2,076,637)
Loss Applicable to Common Shareholders	$(4,627,135)	$632,685	$(4,855,664)		$(8,850,114)
Basic and Diluted Loss Per Common Share					$(1.47)
Basic and Diluted Weighted-Average Common Shares Outstanding				E	6,035,719

See the accompanying notes to unaudited pro forma condensed consolidated financial information.

3

SUNSET BRANDS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On November 10, 2005, Sunset Brands, Inc. (Sunset) acquired 100% of the outstanding equity interests of U.S. Mills, Inc. (USM) from IBF Liquidating Fund LLC (the seller) by issuing to the seller, notes payable of $11,000,000 together with warrants to purchase 2,173,973 shares of common stock, by issuing 321,429 shares of a newly created Series B preferred stock with a face value of $3,000,000, with warrants to purchase 4,200,000 shares of common stock and by paying cash of $6,000,000. The source of the cash paid to the seller included notes payable to Capital Source, a third-party financing company, of $3,037,000 and notes payable to a related party of $1,500,000. USM provides health and natural food products to distributors who service food stores, natural food store chains and supermarkets.

Notes payable to the seller of $11,000,000 are due three years from the purchase date and consist of a $1,000,000 senior subordinated note with interest payable at prime plus 4%, a $5,000,000 12% subordinated note, and a $5,000,000 12% secured convertible debenture which is convertible into 13,513,513 common shares at the rate of $0.37 per common share. The fair value of the notes payable was $8,970,685, based upon imputed interest at 17% per annum. The Series B convertible preferred stock requires 8% annual dividends and is convertible at any time into 5,357,143 common shares at the rate of $0.56 per common share. The Company determined the fair value of the Series B preferred to be $1,151,318 based on a risk-adjusted rate of return of 17% per annum.

Warrants entitling the seller to purchase 2,173,793 common shares were issued with the secured convertible debenture. The warrants are exercisable at any time within five years at $0.46 per share and had an estimated fair value of $784,029. Warrants to purchase 4,200,000 common shares were issued with the Series B preferred stock and are exercise anytime within 5 years at an exercise price of $0.70 per share and had an estimated fair value of $1,505,734. Due to the imbedded registration rights associated with both sets of warrants, they are derivative liabilities and have been recorded at their fair values.

The seller agreed to repay $600,000 of the proceeds from the sale of USM back to USM to compensate officers who agreed to remain with the USM. The Company received the repayment prior to December 31, 2005. The seller has agreed to repay up to an additional $942,683 in the future as the Company makes principal payments on the notes payable to the seller. Those future contingent receipts have not been recognized as a reduction to the consideration given in the acquisition, but will be recognized as adjustments of goodwill when and if received. Accrued liabilities at the acquisition date included the total amount that was potentially payable to the officers upon receipt of the repayments from the seller. Through December 31, 2005, the Company paid the seller net cash payments of $5,400,000. The Company also paid direct and incremental costs in completing the acquisition of $247,654.

The fair value of the consideration issued and paid to the seller plus the acquisition costs incurred totaled $18,059,419. The Company accounted for the acquisition using the purchase method of accounting. The Company obtained an independent appraisal of the fair value of USM including its tangible and intangible assets. The appraised value was $20,000,000. The cost of USM was the fair value of the consideration given of $18,059,419 and was allocated to the assets acquired and the liabilities assumed based on their appraised fair values. The excess of the purchase price over the fair value of the net assets acquired was recognized as goodwill in the amount of $10,549,798. The goodwill is not deductible for tax purposes. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of the acquisition:

4

Current Assets	$3,100,498
Equipment under capital lease	2,000
Deposits	20,733
Intangible assets	7,500,000
Goodwill	10,549,798
Total Assets Acquired	21,173,029
Current liabilities	(2,916,918)
Long-term debt	(188,528)
Obligation under capital lease	(8,164)
Total Liabilities Assumed	(3,113,610)

Net Assets Acquired	$18,059,419

Intangible assets acquired included trademarks valued at $5,700,000 and existing customer relationships of $1,800,000. The trademarks have an estimated life to the Company of 20 years. The trademarks will be amortized on a straight-line basis with annual amortization expense of $285,000 per year. Existing customer relationships have an estimated life of 15 years based on an average yearly attrition rate of 12%. Future amortization of the customer relationships will be $120,000 per year on a straight-line basis.

Pro forma adjustments to the historical operations are as follows:

A	To reverse interest on USM notes payable that would have been paid in full at the beginning of the periods with the proceeds from the financing.

B	To recognize interest on new debt that was issued in conjunction with the purchase of U.S. Mills, Inc.

C	Amortization of intangible assets acquired.

D
The face amount of the Series B preferred stock issued to acquire USM is $3,000,000. Dividends on the Series B preferred stock are payable at 8% per annum based on the face amount, or $240,000 annually. The pro forma dividends accrued for the nine months ended September 30, 2005 were $180,000. The discount on the Series B preferred stock resulting from the related beneficial conversion option of $830,825 was recognized as an additional pro forma preferred dividend during each period.

E
The weighted-average common shares outstanding during the periods have been increased by 1,327,327 shares of common stock issued during 2005 for cash. The cash was used in part to fund the acquisition of USM.

5

U.S. MILLS, INC.
CONDENSED BALANCE SHEET (UNAUDITED)
SEPTEMBER 30, 2005

ASSETS
CURRENT ASSETS:
Cash	$454,960
Accounts receivable, trade	1,001,766
Inventories	1,135,584
Prepaid expenses and other current assets	352,079

Total current assets	2,944,389

PROPERTY AND EQUIPMENT, AT COST:
Computer equipment	143,068
Furniture and fixtures	10,146

153,214

Less accumulated depreciation	125,903

Property and equipment, net	27,311

OTHER ASSETS:
Goodwill, net of accumulated amortization of $1,177,080	14,600,891
Cash surrender value of officers' life insurance	116,745
Deposits	14,050

Total other assets	14,731,686

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Demand note payable, bank	$1,500,000
Current portion of long-term debt	723,353
Accounts payable, trade	1,149,154
Due to future affiliate	850,000
Accrued expenses and other current liabilities	1,807,680

Total current liabilities	6,030,187

OTHER LIABILITIES:
Long-term debt, net of current portion	9,550,561
Series C convertible preferred stock put option obligation	149,812

Total other liabilities	9,700,373

STOCKHOLDERS' EQUITY:
Senior preferred stock, $0.001 par value authorized, issued and outstanding, 640,000 shares	640
Junior preferred stock, $0.001 par value authorized, issued and outstanding, 200,000 shares	200
Series B convertible preferred stock, $0.001 par value authorized, 221,875 shares, issued and outstanding, 207,792 shares	208
Series C convertible preferred stock, $0.001 par value authorized, 120,000 shares, issues and outstanding, 109,965 shares	93
Series D preferred stock, $0.001 par value authorized, 650,000 shares, issued and outstanding, 614,906 shares	615
Common stock, $0.001 par value: 2,000,000 shares authorized, issued and outstanding, 869,283 shares	869
Additional paid in capital	14,195,086
Accumulated deficit	(12,187,626)

2,010,085

Less treasury stock, 6,225 shares at cost	37,259

Total stockholders' equity	1,972,826

$17,703,386
See Notes to Condensed Financial Statements.

1

U.S. MILLS, INC.
CONDENSED STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT (UNAUDITED)
NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

	2005	2004
SALES:
Gross sales	$12,000,134	$11,550,326

Less sales allowances and discounts	315,941	323,223

Net sales	11,684,193	11,227,103

COST OF SALES	6,014,396	5,406,807

GROSS PROFIT	5,669,797	5,820,296

OPERATING EXPENSES:
General and administrative expenses	2,898,888	1,696,650
Selling expenses	3,306,791	3,059,404

Total operating expenses	6,205,679	4,756,054

Income from operations	(535,882)	1,064,242

OTHER INCOME (EXPENSE):
Other income	8,157	7,930
Other expenses	(80,050)	(83,194)
Interest expense	(844,827)	(862,062)

Total other income (expense)	(916,720)	(937,326)

INCOME (LOSS) BEFORE PROVISION
INCOME TAXES	(1,452,602)	126,916

INCOME TAXES	3,750	16,500

NET INCOME (LOSS)	(1,456,352)	110,416

ACCUMULATED DEFICIT, BEGINNING OF PERIOD	(10,731,274)	(11,163,959)

ACCUMULATED DEFICIT, END OF PERIOD	$(12,187,626)	$(11,053,543)

See Notes to Condensed Financial Statements.

2

U.S. MILLS, INC.
CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED)
NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(1,456,352)	$110,416
Adjustments to reconcile net income to net cash provided (used) by operating activities	6,750	23,535
Depreciation
Deposits	---	(4,162)
Net change in certain current assets and certain current liabilities	1,458,681	(95,138)

Total adjustments	1,465,431	(75,765)

Net cash provided (used) by operating activities	9,079	34,651

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	(5,999)	(8,567)

Net cash provided (used) by investing activities	(5,999)	(8,567)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from note payable, bank	300,000	100,000
Payments on note payable, bank	(100,000)	---
Proceeds from long-term debt	605,250	605,250
Payments on long-term debt	(1,225,195)	(546,321)
Net proceeds from future affiliate	850,000	---

Net cash provided (used) by financing activities	430,055	158,929

NET INCREASE (DECREASE) IN CASH	433,135	185,013

CASH, BEGINNING OF PERIOD	21,825	6,361

CASH, END OF PERIOD	$454,960	$191,374

See Notes to Condensed Financial Statements.

3

U.S. MILLS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

Note 1 - Summary of Significant Accounting Policies

Organization - U.S. Mills Inc. (the Company) is engaged in the distribution of health and natural food products. The Company's principal customer segments include distributors that service natural food stores, natural food store chains and supermarkets.

The Company operates in an industry characterized by intense competition from a number of larger, more established companies with significantly greater resources. The Company is subject to risks common among companies in similar stages of development, including, but not limited to, the need for successful marketing of its products, dependence on key individuals, the need for financing and the need to achieve profitable operations to fund working capital requirements.

Interim Financial Statements - The accompanying interim financial statements as of September 30, 2005 and for the nine months ended September 30, 2005 and 2004, have been condensed and, therefore, do not include all disclosures normally required by accounting principals generally accepted in the United States of America, and have been prepared by management of the Company without audit. In the opinion of management, these financial statements reflect all adjustments, consisting only of normal recurring entries, necessary for a fair presentation of financial results for the interim periods. The results of operations presented in the accompanying interim financial statements are not necessarily indicative of the results that may be expected for the full fiscal year ending December 31, 2005.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. These differences could be significant.

Cash - The Company routinely has cash deposits in excess of federally insured limits with its financial institution.

Bad Debts - The Company provides an allowance for doubtful accounts equal to estimated bad debt losses. Amounts deemed uncollectible are charged against the allowance. The estimated losses are based on historical collection experience together with the current status of existing receivables. The allowance for doubtful accounts for the periods ended September 30, 2005 and 2004 was $164,000 and $132,000, respectively.

4

U.S. MILLS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

Note 1 - Summary of Significant Accounting Policies (Continued)

Inventories - Inventories are stated at the lower of cost (first-in, first-out) or market. At September 30, 2005 and 2004, the Company's inventories were finished goods. The Company currently subcontracts the manufacturing of its products and procurement of materials to independent manufacturers. The Company does not have significant internal manufacturing capabilities. The Company's reliance on contract manufacturers exposes it to a number of risks, including reduced control over manufacturing capacity and product availability, product completion and delivery times, product quality, manufacturing costs and inadequate or excess inventory levels, which could lead to product shortage or charges for excess and obsolete inventory.

Property and Equipment - Property and equipment are recorded at cost and are depreciated over the estimated useful lives of the assets. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the property and equipment as follows:

Assets	Years

Computer equipment	2 - 5
Furniture and fixtures	2 - 7

Impairment of Long-Lived Assets - The Company reviews long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable. At September 30, 2005 and 2004, the Company has determined that no long-lived assets are impaired.

Financial Instruments - The estimated fair value of the Company’s financial instruments, which includes accounts receivable, accounts payable and notes payable, approximates their carrying value based on their short-term maturity and prevailing market interest rates.

Concentration of Credit Risk - Financial instruments that potentially subject the Company to concentrations of credit risk are principally cash and accounts receivable. Concentration of credit risk with respect to cash is limited because the Company places its cash in financial institutions. Concentrations of credit risk with respect to accounts receivable is limited to certain customers to whom the Company makes substantial sales. To reduce risk, the Company routinely assesses the financial strength of its customers and, as a consequence, believes that its accounts receivable credit risk exposure is limited.

5

U.S. MILLS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

Note 1 - Summary of Significant Accounting Policies (Continued)

Goodwill - Goodwill has been recognized as a result of the acquisition of the outstanding common stock of certain companies as follows:

	2005	2004

USM Holdings, Inc.	$5,311,033	$5,311,033
New Morn, Inc.	2,527,590	2,527,590
Holden Foods, Inc.	7,939,348	7,939,348

	15,777,971	15,777,971
Less accumulated amortization	1,177,080	1,177,080

	$14,600,891	$14,600,891

Revenue Recognition - The Company recognizes revenues upon shipment to customers by the Company or the Company's independent manufactures. The Company provides for sales discounts and returns as incurred.

Income Taxes - The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards, No. 109, Accounting for Income Taxes. Deferred income tax assets or liabilities that result from temporary differences in the basis of assets and liabilities for financial reporting and income tax purposes are measured at the tax rates under existing law. The temporary differences between financial and tax reporting are principally recognition of net operating loss carry forwards and using accelerated depreciation methods for tax.

Advertising Costs - The Company expenses advertising costs as incurred. Advertising expense for the nine months ended September 30, 2005 and 2004 was $183,889 and $210,659, respectively.

Note 2 - Demand Note Payable, Bank

At September 30, 2005 and 2004, the Company has available a working capital line of credit with a financial institution. The original principal amount of $2,000,000 has been modified to $1,600,000, effective July, 2003. At September 30, 2005 and 2004, the outstanding balances were $1,500,000 and $1,300,000, respectively. The line expires November 30, 2005. Advances bear interest at the bank’s prime rate plus 1.5%, but no lower than 6%, and are secured by substantially all assets of the Company and is guaranteed by a preferred stockholder of the Company. Borrowings under the line are based on 80% of qualified accounts receivable and 50% of finished goods inventory, up to a maximum of $600,000, as defined by the agreement. The line of credit was satisfied subsequent to September 30, 2005 (Note 12).

6

U.S. MILLS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

Note 3 - Long-Term Debt

Long-term debt consists of the following:

	2005	2004
Prime plus 1.5% (subject to a floor rate of 6.5%) note payable, secured by substantially all assets of the Company and guaranteed by a preferred stockholder, with principal payable in monthly installments of $57,292, through June, 2007, satisfied subsequent to September 30, 2005 (Note 12)	$1,936,457	$3,316,666

Note payable to IBF Fund Liquidating LLC, subordinated to bank debt, interest accrues at 15%, and is payable quarterly, subject to the Company’s complying with certain covenants with principal and accrued interest due March 29, 2010, satisfied subsequent toSeptember 30, 2005 (Note 12)	6,862,500	6,187,500

Note payable to IBF Fund Liquidating LLC subordinated to bank debt, interest, accrues at 15%, with principal and accrued interest due August, 2007, satisfied subsequent to September 30, 2005 (Note 12)	409,500	367,500

Note payable to IBF Fund Liquidating LLC, subordinated to bank debt, interest accrues at 15%, with principal and accrued interest due August, 2007, satisfied subsequent to September 30, 2005 (Note 12)	802,500	712,500

9.01% note payable, unsecured with principal and interest payable in monthly installments of $3,654through April, 2011	196,185	214,406

7

U.S. MILLS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

Note 3 - Long-Term Debt (Continued)

Loans payable to an insurance company, collateralized by the cash surrender value of officers' life insurance policies that bears interest at 7.4%	52,403	52,403

Obligations under capital leases with interest rate of 9.83% due in monthly payments of $747 through May 2007, secured by the equipment leased under the obligations	14,369	20,955

	10,273,914	10,871,930

Less current portion	723,353	720,038

	$9,550,561	$10,151,892

At September 30, 2005, long-term debt matures as follows:

Years	Amount

2006	$723,353
2007	2,497,777
2008	33,378
2009	36,513
2010	6,902,442
Thereafter	80,451

$10,273,914

Note 4 - Due to Future Affiliate

During the nine months ended September 30, 2005, the Company received a deposit in the amount of $1,000,000 from a future affiliate for the purchase of the Company. Certain transaction fees have been incurred and applied against this deposit resulting in a net amount Due to Future Affiliate of $850,000 at September 30, 2005 (Note 12).

8

U.S. MILLS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

Note 5 - Provision for Income Taxes

The provision for income taxes consists of the following:

	2005		2004
Current:
Federal	$	---	$88,000
Alternative minimum tax		---	4,750
Federal benefit from net operating loss carry forward		---	(88,000)
State		3,750	42,000
State benefit from net operating loss carry forward		---	(30,250)

		3,750	16,500

Deferred:
Federal		---	---
State		---	---
Valuation allowance		---	---

		---	---

		$3,750	$16,500

Amounts for deferred tax assets and liabilities are as follows:

	2005		2004

Deferred tax asset		$4,573,600		$4,138,900
Valuation allowance		(4,567,300)		(4,128,200)

Net deferred tax asset		6,300		10,700
Deferred tax liability		6,300		10,700

	$	---	$	---

The tax effects of principal temporary differences are as follows:

	2005		2004

Net operating loss carry forward		$3,897,300		$3,412,400
Allowance for doubtful accounts		66,000		53,100
Amortization of goodwill		608,600		673,400
Inventory reserve		1,700		(7,400)
Depreciation		(6,300)		(3,300)
Valuation allowance		(4,567,300)		(4,128,200)

	$	---	$	---

9

U.S. MILLS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

Note 5 - Provision for Income Taxes (Continued)

At September 30, 2005, the Company has net operating loss carry forwards of approximately $8,200,000, which will expire beginning in 2019 and are subject to review and possible adjustment by the Internal Revenue Service. After consideration of all the evidence, both positive and negative, management has established a valuation allowance for the full amount of the 2005 and 2004 deferred tax asset since it is more likely than not that the deferred tax asset will not be realized. The Internal Revenue Code contains provisions that may limit the Company's use of tax carry forwards in the event of certain changes in the ownership of the Company.

Note 6 - Common Stock

The Company has issued a warrant in March 2002 to the bank for the purchase of 43,801 shares of common stock at an exercise price of $0.001 per share. The warrant expires in seven years and the bank has the right to put the warrants to the Company in five years at an exercise price equal to the fair value of the common stock on the put date. The value of the warrant was recorded as a deferred financing cost and charged to interest expense over the life of the debt.

Note 7 - Preferred Stock

At September 30, 2005 and 2004, the Company has authorized 1,831,875 shares of preferred stock as follows:

Senior Preferred Stock	640,000
Junior Preferred Stock	200,000
Series B Convertible Preferred Stock	221,875
Series C Convertible Preferred Stock	120,000
Series D Preferred Stock	650,000

1,831,875

The holders of the Senior Preferred Stock and the Junior Preferred Stock may each nominate two out of the five members of the Company's Board of Directors.

10

U.S. MILLS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

Note 7 - Preferred Stock (Continued)

Put Option - Up to 11,619 shares of the Series C Convertible Preferred Stock is subject to a put option by the holder whereby the holder may require the Company to repurchase the Series C Convertible Preferred Stock for $12.91 per share, beginning in February, 2002. The Company has recorded theses put options as a long-term liability and a reduction in the carrying value of the Series C Convertible Preferred Stock at September 30, 2005 and 2004.

Liquidation Rights - Upon liquidation, dissolution or winding-up of the Company, Series D Preferred stockholders are entitled to $15.00 per share plus all accrued unpaid dividends, Senior Preferred stockholders are entitled to $1.72 per share plus accrued unpaid dividends, Series C Preferred stockholders are entitled to $12.91 per share plus accrued unpaid dividends, Series B Preferred stockholders are entitled to $8.68174 per share plus accrued unpaid dividends, and Junior Preferred stockholders are entitled to $5.29 per share plus accrued unpaid dividends. Series D Preferred stockholders have first preference in liquidation, then Senior Preferred stockholders, then Series C Preferred stockholders, then Series B Preferred stockholders, and finally Junior Preferred stockholders.

At September 30, 2005 and 2004, the liquidation preference for each class of preferred stock is as follows:

	2005	2004

Senior Preferred Stock	$1,636,523	$1,548,459
Junior Preferred Stock	1,572,893	1,488,253
Series B Convertible Preferred Stock	2,368,882	2,260,664
Series C Convertible Preferred Stock	1,888,132	1,802,953
Series D Preferred Stock	14,065,975	12,682,436

	$21,532,405	$19,782,765

Conversion - Series C Preferred Stock, Series B Preferred Stock and Junior Preferred Stock may be converted into common stock at any time on a one-for-one basis subject to adjustments for dilutive events. Series C Preferred Stock, Series B Preferred Stock and Junior Preferred Stock automatically convert into common stock upon a public offering, as defined, with net proceeds of at least $10,000,000.

11

U.S. MILLS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

Note 7 - Preferred Stock (Continued)

Voting Rights - Each share of Series C Preferred Stock, Series B Preferred Stock and Junior Preferred Stock is entitled to vote based on the number of shares of common stock into which it converts. Each share of Series D Preferred Stock and Senior Preferred Stock is nonvoting except for matters pertaining to changes to preferred stock rights.

Dividends - Series D Preferred stockholders are entitled to cumulative dividends of $2.25 per share, whether or not declared or earned. Senior Preferred stockholders are entitled to cumulative dividends of $0.1376 per share, whether or not declared or earned. Series C Preferred stockholders are entitled to cumulative dividends of $0.7746 per share, whether or not declared or earned. Series B Preferred stockholders are entitled to cumulative dividends of $0.5208 per share, whether or not declared or earned. Junior Preferred stockholders are entitled to cumulative dividends of $0.4232 per share, whether or not declared or earned.

Senior Preferred Stock dividends, whether or not declared are to be paid out of funds legally available on June 30 each year, beginning June 30, 2000. No Senior Preferred dividends have been declared or paid.

Cumulative dividends on preferred stock are as follows as of September 30, 2005 and 2004:

	2005	2004

Senior Preferred Stock	$535,723	$447,659
Junior Preferred Stock	514,893	430,253
Series B Convertible Preferred Stock	564,886	456,668
Series C Convertible Preferred Stock	468,484	383,305
Series D Preferred Stock	4,842,385	3,458,846

	$6,926,371	$5,176,731

Note 8 - Related Party Transactions

The Company has made payments to certain officers and to IBF Fund Liquidating LLC in connection with acquisitions, debt and equity financing transactions, and management fees. During the nine months ended September 30, 2005 and 2004, the Company incurred approximately $258 and $105,000, respectively, of such fees with IBF Fund Liquidating LLC. In addition, for the nine months ended September 30, 2004, the Company incurred interest expense relating to IBF Fund Liquidating LLC debt of approximately $605,000.

12

U.S. MILLS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

Note 9 - Commitments and Contingencies

Operating leases - During the nine months ended September 30, 2005, the Company entered into a new lease for its office space under an operating lease agreement which expires in July, 2009. The monthly lease payment is $8,195 plus real estate taxes, insurance and operating expenses. Rent expense under the lease for the nine months ended September 30, 2005 and 2004 was $79,809 and $23,594, respectively. The rent expense under its expired lease agreement for the nine months ended September 30, 2004 was $51,960.

The Company leases certain office equipment under an operating lease which expires in August, 2007. The monthly lease payment is currently $532.

The minimum lease payments under the leases are as follows:

Years	Amount

2006	$104,724
2007	104,192
2008	98,340
2009	81,950

$389,206

Manufacturing Agreement Commitment - The Company had a manufacturing agreement with a third party whereby the third party is the exclusive manufacturer for the Company's products through 2004. In connection with this arrangement, the Company is required to order a certain quantity of product, as defined. In the event that the Company does not meet this requirement, the Company is required to pay an amount to the third party based on a calculation defined in the agreement. In addition, the Company is responsible for the costs of certain unused and/or obsolete inventory, as defined. As of December 31, 2004, the Company had not been required to make such payments. Beginning January 1, 2005, the Company entered into a new manufacturing agreement with the same third party manufacturer. In the new agreement, there are no minimum order quantities. The new agreement expires December 31, 2007.

Litigation - In the ordinary course of business, the Company is party to various types of litigation. The Company’s management believes it has meritorious defenses to all claims and, in management’s opinion, all litigation currently pending or threatening will not have a material adverse effect on the Company's financial position or results of operations.
Note 10 - 401(k) Saving and Investment Retirement Plan

The Company has a 401(k) Savings and Investment Retirement Plan (the Plan) intended to be a qualified plan in accordance with the Internal Revenue Code. Employees become eligible to participate in the Plan on the effective date or on the first day of any January, April, July, or October thereafter. Each plan year, a participant may contribute to the Plan, on a pretax basis, from 1% up to a maximum of 15% of compensation for the period, as defined.

13

U.S. MILLS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

For the nine months ended September 30, 2005, the terms of the Plan specifies the Company will match 3% of an employee’s compensation. For the nine months ended September 30, 2004, the terms of the Plan specify the Company will match up to 25% of an employee’s contribution, up to a maximum of 4% of the employee's compensation. Employer matching contributions were made to the Plan for the nine months ended September 30, 2005 and 2004 in the amount of $30,950 and $20,923, respectively, and is included in general and administrative expenses.

Note 11 - Goodwill

Effective January 1, 2002, the Company discontinued amortization of goodwill in order to comply with guidance provided under SFAS No. 142, Goodwill and Other Intangible Assets. Generally accepted accounting principles now require that the unamortized value of purchased goodwill be evaluated annually to determine whether the amount reflected on the balance sheet as an asset has been impaired—that is, whether the Company’s fair value as a going concern exceeds the carrying value of its net assets, including recorded goodwill. In management’s opinion, there has been no impairment to the value of recorded goodwill during the nine months ended September 30, 2005 or 2004.

Note 12 - Subsequent Event

On November 11, 2005, the majority stockholder and the Company entered into an agreement for the Company to be acquired and merged with the acquiring entity, with the Company being the surviving entity. Terms of the agreement include the satisfaction of the Company’s line of credit and note payable to Boston Private Bank in the amount of $3,426,409. Additional terms of the agreement include the satisfaction of $8,381,562 in notes payable to IBF Fund Liquidating LLC (which reflects the outstanding obligations to the majority stockholder at September 30, 2005 and subsequent costs incurred) with $1,256,349 in cash and a 12% Secured Convertible Debenture in the amount of $5,000,000.

14

INDEPENDENT ACCOUNTANTS' REPORT

Board of Directors and Stockholders
U.S. Mills, Inc.
Needham, Massachusetts

We have audited the accompanying balance sheets of U.S. Mills, Inc. as of December 31, 2004 and 2003, and the related statements of operations, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, with the exception of the matter described in the following paragraph, the financial statements referred to above present fairly, in all material respects, the financial position of U.S. Mills, Inc. as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As disclosed in Note 11 to the financial statements, generally accepted accounting principles require that individual intangible assets be amortized over their respective useful lives to the reporting entity and that those assets be reviewed for potential impairment. In addition, goodwill should not be amortized and should also be tested for impairment. Management has informed us that effective for the year ended December 31, 2003, all intangible assets, including goodwill, are no longer being amortized and no impairment testing has been completed. The effects of this departure from generally accepted accounting principles on financial position, results of operations, and cash flows have not been determined.

/s/ Kirkland Albrecht & Fredrickson

Kirkland Albrecht & Fredrickson

February 8, 2005

U.S. MILLS, INC.
BALANCE SHEETS
DECEMBER 31, 2004 AND 2003

ASSETS
	2004	2003
CURRENT ASSETS:
Cash	$21,825	$6,361
Accounts receivable, trade	1,098,227	1,027,732
Inventories	1,796,760	999,613
Prepaid expenses and other current assets	142,043	44,199

Total current assets	3,058,855	2,077,905

PROPERTY AND EQUIPMENT, AT COST:
Computer equipment	137,068	128,328
Furniture and fixtures	10,147	2,452

	147,215	130,780

Less accumulated depreciation	119,152	87,027

Property and equipment, net	28,063	43,753

OTHER ASSETS:
Goodwill, net of accumulated amortization of $1,177,080	14,600,891	14,600,891
Cash surrender value of officers' life insurance	116,745	107,483
Deposits	14,050	13,050

Total other assets	14,731,686	14,721,424

LIABILITIES AND STOCKHOLDERS' EQUITY
	2004	2003
CURRENT LIABILITIES:
Demand note payable, bank	$1,300,000	$1,200,000
Current portion of long-term debt	720,038	727,959
Accounts payable, trade	1,510,238	1,418,794
Accrued expenses and other current liabilities	215,517	144,982

Total current liabilities	3,745,793	3,491,735

OTHER LIABILITIES:
Long-term debt, net of current portion	10,173,821	10,085,042
Series C convertible preferred stock put option obligation	149,812	149,812

Total other liabilities	10,323,633	10,234,854

STOCKHOLDERS' EQUITY:
Senior preferred stock, $0.001 par value authorized, issued and outstanding, 640,000 shares	640	640
Junior preferred stock, $0.001 par value authorized, issued and outstanding, 200,000 shares	200	200
Series B convertible preferred stock, $0.001 par value authorized, 221,875 shares, issued and outstanding, 207,792 shares	208	208
Series C convertible preferred stock, $0.001 par value authorized, 120,000 shares, issues and outstanding, 109,965 shares	93	93
Series D preferred stock, $0.001 par value authorized, 650,000 shares, issued and outstanding, 614,906 shares	615	615
Common stock, $0.001 par value: 2,000,000 shares authorized, issued and outstanding, 869,283 shares	869	869
Additional paid in capital	14,195,086	14,195,086
Accumulated deficit	9,278,883	(1,853,956)

	23,476,594	12,343,755

Less treasury stock, 6,225 shares at cost	37,259	37,259

Total stockholders' equity	23,439,335	12,306,496

	$37,508,761	$26,033,085
See Notes to Condensed Financial Statements.

U.S. MILLS, INC.
STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
SALES:
Gross sales	$15,743,290	$12,090,183

Less sales allowances and discounts	417,915	371,447

Net sales	15,325,375	11,718,736

COST OF SALES	7,322,565	5,500,461

GROSS PROFIT	8,002,810	6,218,275

OPERATING EXPENSES:
General and administrative expenses	1,808,175	1,670,081
Selling expenses	4,202,759	3,314,681

Total operating expenses	6,010,934	4,984,762

Income from operations	1,991,876	1,233,513

OTHER INCOME (EXPENSE):
Other income	20,629	9,075
Other expenses	(101,140)	(253,671)
Interest expense	(342,867)	(426,299)

Total other income (expense)	(423,378)	(670,895)

INCOME BEFORE INTEREST AND MANAGEMENT FEES - RELATED PARTY	1,568,498	562,618

INTEREST AND MANAGEMENT FEES - RELATED PARTY	(911,813)	(1,006,165)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	656,685	(443,547)

INCOME TAXES	24,000	---

NET INCOME (LOSS)	$632,685	$(443,547)

See Notes to Condensed Financial Statements.

U.S. MILLS, INC.
STATEMENTS OF STOCKHOLDERS' EQUITY
YEARS ENDED DECEMBER 31, 2004 AND 2003

	Preferred Stock

	Senior		Junior		Series B Convertible		Series C Convertible		Series D

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Balance, December 31, 2002	640,000	$640	200,000	$200	207,792	$208	116,190	$93	614,906	$615

Purhase of treasury stock series C preferred	---	---	---	---	---	---	---	---	---	---

Net loss, December 31, 2003	---	---	---	---	---	---	---	---	---	---

Balance, December 31, 2003	640,000	640	200,000	200	207,792	208	116,190	93	614,906	615

Net income, December 31, 2004	---	---	---	---	---	---	---	---	---	---

Balance, December 31, 2004	640,000	$640	200,000	$200	207,792	$208	116,190	$93	614,906	$615

	Common Stock		Additional
			Paid-in	Accumulated	Treasurary
	Shares	Amount	Capital	Deficit	Stock	Total

Balance, December 31, 2002	869,283	$869	$14,195,086	$(10,600,412)	$ ---	$3,597,299

Purhase of treasury stock series C preferred	---	---	---	---	(37,259)	(37,259)

Net loss, December 31, 2003	---	---	---	8,746,456	---	8,746,456

Balance, December 31, 2003	869,283	869	14,195,086	(1,853,956)	(37,259)	12,306,496

Net income, December 31, 2004	---	---	---	11,132,839	---	11,132,839

Balance, December 31, 2004	869,283	$869	$14,195,086	$9,278,883	$(37,259)	$23,439,335

See Notes to Condensed Financial Statements.

U.S. MILLS, INC.
STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$11,132,839	$8,746,456
Adjustments to reconcile net income (loss) to net cash provided (used) by operatingactivities:
Depreciation	32,125	20,779
Net change in cash surrender value of officer's life insurance	(9,262)	(9,615)
Deposits	(1,000)	(1,000)
Net change in certain current assets and certain current liabilities	(803,507)	75,939

Total adjustments	(781,644)	86,103

Net cash provided (used) by operating activities	10,351,195	8,832,559

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	(16,435)	(32,110)

Net cash provided (used) by investing activities	(16,435)	(32,110)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from note payable, bank	100,000	350,000
Payments on note payable, bank	---	(250,000)
Proceeds from long-term debt	807,000	1,391,357
Payments on long-term debt	(726,142)	(1,023,665)
Payments on put option obligation	---	(149,812)
Acquisition of treasury stock	---	(37,259)

Net cash provided (used) by financing activities	180,858	280,621

NET INCREASE( DECREASE) IN CASH	10,515,618	9,081,070

CASH, BEGINNING OF YEAR	6,361	115,294

CASH, END OF YEAR	$10,521,979	$9,196,364

See Notes to Condensed Financial Statements.

U.S. MILLS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2004 AND 2003

Note 1 - Summary of Significant Accounting Policies

Organization - U.S. Mills Inc. (the Company) is engaged in the distribution of health and natural food products. The Company's principal customer segments include distributors that service natural food stores, natural food store chains and supermarkets.

The Company operates in an industry characterized by intense competition from a number of larger, more established companies with significantly greater resources. The Company is subject to risks common among companies in similar stages of development, including, but not limited to, the need for successful marketing of its products, dependence on key individuals, the need for financing and the need to achieve profitable operations to fund working capital requirements.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. These differences could be significant.

Cash - The Company routinely has cash deposits in excess of federally insured limits with its financial institution.

Bad Debts - The Company provides an allowance for doubtful accounts equal to estimated bad debt losses. Amounts deemed uncollectible are charged against the allowance. The estimated losses are based on historical collection experience together with the current status of existing receivables. The allowance for doubtful accounts for the years ended December 31, 2004 and 2003 was $141,811 and $114,834, respectively.

Inventories - Inventories are stated at the lower of cost (first-in, first-out) or market. At December 31, 2004 and 2003, the Company's inventories were finished goods. The Company currently subcontracts the manufacturing of its products and procurement of materials to independent manufacturers. The Company does not have significant internal manufacturing capabilities. The Company's reliance on contract manufacturers exposes it to a number of risks, including reduced control over manufacturing capacity and product availability, product completion and delivery times, product quality, manufacturing costs and inadequate or excess inventory levels, which could lead to product shortage or charges for excess and obsolete inventory.

U.S. MILLS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2004 AND 2003

Note 1 - Summary of Significant Accounting Policies (Continued)

Property and Equipment - Property and equipment are recorded at cost and are depreciated over the estimated useful lives of the assets. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the property and equipment as follows:

Assets	Years

Computer equipment	2 - 5
Furniture and fixtures	2 - 7

Concentration of Credit Risk - Financial instruments that potentially subject the Company to concentrations of credit risk are principally cash and accounts receivable. Concentration of credit risk respect to cash is limited because the Company places its cash in financial institutions. Concentrations of credit risk with respect to accounts receivable is limited to certain customers to whom the Company makes substantial sales. To reduce risk, the Company routinely assesses the financial strength of its customers and, as a consequence, believes that its accounts receivable credit risk exposure is limited.

Goodwill - Goodwill has been recognized as a result of the acquisition of the outstanding common stock of certain companies as follows:

	2004	2003

USM Holdings, Inc.	$5,311,033	$5,311,033
New Morn, Inc.	2,527,590	2,527,590
Holden Foods, Inc.	7,939,348	7,939,348

	15,777,971	15,777,971
Less accumulated amortization	1,177,080	1,177,080

	$14,600,891	$14,600,891

Revenue Recognition - The Company recognizes revenues upon shipment to customers by the Company or the Company's independent manufactures. The Company provides for sales discounts and returns as incurred.

U.S. MILLS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2004 AND 2003

Note 1 - Summary of Significant Accounting Policies (Continued)

Income Taxes - The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards, No. 109, Accounting for Income Taxes. Deferred income tax assets or liabilities that result from temporary differences in the basis of assets and liabilities for financial reporting and income tax purposes are measured at the tax rates under existing law. The temporary differences between financial and tax reporting are principally recognition of net operating loss carryforwards and using accelerated depreciation methods for tax.

Note 2 - Demand Note Payable, Bank

At December 31, 2004 and 2003, the Company has available a working capital line of credit with a financial institution. The original principal amount of $2,000,000 has been modified to $1,600,000, effective July, 2003, of which $1,300,000 and $1,200,000 has been advanced at December 31, 2004 and 2003, respectively. The line expires May 15, 2005. Advances bear interest at the bank’s prime rate plus 1.5%, but no lower than 6%, and are secured by substantially all assets of the Company and is guaranteed by a preferred stockholder of the Company. Borrowings under the line are based on 80% of qualified accounts receivable and 50% of finished goods inventory, up to a maximum of $600,000, as defined by the agreement. The line of credit is renewable annually at the bank's discretion.

Note 3 - Long-Term Debt

Long-term debt consists of the following:

	2004	2003
Prime plus 1.5% (subject to a floor rate of 6.5%) note payable, secured by substantially all assets of the Company and guaranteed by a preferred stockholder, with principal payable in monthly installments of $57,292, through June 2007,	$3,144,791	$3,832,291

Note payable to IBF Fund Liquidating LLC, subordinated to bank debt, interest accrues at 15%, and is payable quarterly, subject to the company’s complying with certain covenants with principal and accrued interest due March 29, 2010	6,356,250	5,681,250

U.S. MILLS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2004 AND 2003

Note 3 - Long-Term Debt (Continued)

Note payable to IBF Fund Liquidating LLC, subordinated to bank debt, interest, accrues at 15%, with principal and accrued interest due August 2007	378,000	336,000

Note payable to IBF Fund Liquidating LLC, subordinated to bank debt, interest accrues at 15%, with principal and accrued interest due August 2007	735,000	645,000

9.01% note payable, unsecured with principal and interest payable in monthly installments of $3,654 through April 2011	208,198	232,215

Loans payable to an insurance company, collateralized by the cash surrender value of officers' life insurance policies that bears interest at 7.4%	52,403	52,403

Obligations under capital leases with interest rate of 9.83% due in monthly payments of $747 through May 2007, secured by the equipment leased under the obligations	19,217	33,842

	10,893,859	10,813,001

Less current portion	720,038	727,959

	$10,173,821	$10,085,042

U.S. MILLS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2004 AND 2003

Note 3 - Long-Term Debt (Continued)

At December 31, 2004, long-term debt matures as follows:

Years	Amount

2005	$720,038
2006	723,979
2007	2,538,310
2008	33,891
2009	37,074
Thereafter	6,840,567

$10,893,859

Note 4 - Provision for Income Taxes

The provision for income taxes consists of the following:

	2004	2003
Current:
Federal	$216,000	$	---
Alternative minimum tax	6,300		---
Federal benefit from net operating loss carry forward	(216,000)		---
State	58,000		---
State benefit from net operating loss carry forward	(40,300)		---

	24,000		---
Deferred:
Federal	---		(144,500)
State	---		(25,000)
Valuation allowance	---		170,000

	---		---

	$24,000	$	---

U.S. MILLS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2004 AND 2003

Note 4 - Provision for Income Taxes (Continued)

Amounts for deferred tax assets and liabilities are as follows:

	2004		2003

Deferred tax asset		$3,999,700		$4,262,000
Valuation allowance		(3,995,000)		(4,253,200)

Net deferred tax asset		4,700		8,800
Deferred tax liability		4,700		8,800

	$	---	$	---

The tax effects of principal temporary differences are as follows:

	2004		2003

Net operating loss carry forward		$3,283,500		$3,482,900
Allowance for doubtful accounts		57,100		46,200
Amortization of goodwill		657,200		721,900
Inventory reserve		1,900		11,000
Depreciation		(4,700)		(8,800)
Valuation allowance		(3,995,000)		(4,253,200)

	$	---	$	---

At December 31, 2004, the Company has net operating loss carry forwards of approximately $8,100,000, which will expire beginning in 2019 and are subject to review and possible adjustment by the Internal Revenue Service. After consideration of all the evidence, both positive and negative, management has established a valuation allowance for the full amount of 2004 and 2003 the deferred tax asset since it is more likely than not that the deferred tax asset will not be realized. The Internal Revenue Code contains provisions that may limit the Company's use of tax carry forwards in the event of certain changes in the ownership of the Company.

U.S. MILLS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2004 AND 2003

Note 5 - Common Stock

The Company has issued a warrant in March 2002 to the bank for the purchase of 43,801 shares of common stock at an exercise price of $0.001 per share. The warrant expires in seven years and the bank has the right to put the warrants to the Company in five years at an exercise price equal to the fair value of the common stock on the put date. The value of the warrant was recorded as a deferred financing cost and charged to interest expense over the life of the debt.

Note 6 - Preferred Stock

At December 31, 2004 and 2003, the Company has authorized 1,831,875 shares of preferred stock as follows:

Senior Preferred Stock	640,000
Junior Preferred Stock	200,000
Series B Convertible Preferred Stock	221,875
Series C Convertible Preferred Stock	120,000
Series D Preferred Stock	650,000

1,831,875

The holders of the Senior Preferred Stock and the Junior Preferred Stock may each nominate two out of the five members of the Company's Board of Directors.

Put Option - Up to 11,619 shares of the Series C Convertible Preferred Stock is subject to a put option by the holder whereby the holder may require the Company to repurchase the Series C Convertible Preferred Stock for $12.91 per share, beginning in February, 2002. The Company has recorded theses put options as a long-term liability and a reduction in the carrying value of the Series C Convertible Preferred Stock at December 31, 2004 and 2003. In February, 2002 a holder of the warrant exercised its put which was disputed by the Company. During the year ended December 31, 2003, the Company paid the put option, including all legal fees and accrued interest to the holder for approximately $275,000.

U.S. MILLS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2004 AND 2003

Note 6 - Preferred Stock (Continued)

Liquidation Rights - Upon liquidation, dissolution or winding-up of the Company, Series D Preferred stockholders are entitled to $15.00 per share plus all accrued unpaid dividends, Senior Preferred stockholders are entitled to $1.72 per share plus accrued unpaid dividends, Series C Preferred stockholders are entitled to $12.91 per share plus accrued unpaid dividends, Series B Preferred stockholders are entitled to $8.68174 per share plus accrued unpaid dividends, and Junior Preferred stockholders are entitled to $5.29 per share plus accrued unpaid dividends. Series D Preferred stockholders have first preference in liquidation, then Senior Preferred stockholders, then Series C Preferred stockholders, then Series B Preferred stockholders, and finally Junior Preferred stockholders.

At December 31, 2004 and 2003, the liquidation preference for each class of preferred stock is as follows:
	2004	2003

Senior Preferred Stock	$1,570,475	$1,482,411
Junior Preferred Stock	1,509,413	1,424,773
Series B Convertible Preferred Stock	2,287,718	2,179,500
Series C Convertible Preferred Stock	1,824,248	1,739,069
Series D Preferred Stock	13,028,321	11,644,782

	$20,220,175	$18,470,535

Conversion - Series C Preferred Stock, Series B Preferred Stock and Junior Preferred Stock may be converted into common stock at any time on a one-for-one basis subject to adjustments for dilutive events. Series C Preferred Stock, Series B Preferred Stock and Junior Preferred Stock automatically convert into common stock upon a public offering, as defined, with net proceeds of at least $10,000,000.

Voting Rights - Each share of Series C Preferred Stock, Series B Preferred Stock and Junior Preferred Stock is entitled to vote based on the number of shares of common stock into which it converts. Each share of Series D Preferred Stock and Senior Preferred Stock is nonvoting except for matters pertaining to changes to preferred stock rights.

U.S. MILLS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2004 AND 2003

Note 6 - Preferred Stock (Continued)

Dividends - Series D Preferred stockholders are entitled to cumulative dividends of $2.25 per share, whether or not declared or earned. Senior Preferred stockholders are entitled to cumulative dividends of $0.1376 per share, whether or not declared or earned. Series C Preferred stockholders are entitled to cumulative dividends of $0.7746 per share, whether or not declared or earned. Series B Preferred stockholders are entitled to cumulative dividends of $0.5208 per share, whether or not declared or earned. Junior Preferred stockholders are entitled to cumulative dividends of $0.4232 per share, whether or not declared or earned.

Senior Preferred Stock dividends, whether or not declared are to be paid out of funds legally available on June 30 each year, beginning June 30, 2000. No Senior Preferred dividends have been declared or paid.

Cumulative dividends on preferred stock are as follows as of December 31, 2004 and 2003:

	2004	2003

Senior Preferred Stock	$469,675	$381,611
Junior Preferred Stock	451,413	366,773
Series B Convertible Preferred Stock	483,722	375,504
Series C Convertible Preferred Stock	404,600	319,421
Series D Preferred Stock	3,804,731	2,421,192

	$5,614,141	$3,864,501

Note 7 - Treasury Stock

During the year ended December 31, 2003, the Company purchased 6,225 shares of Series C Convertible preferred stock in the amount of $37,259 and is recorded at cost.

Note 8 - Related Party Transactions

The Company has made payments to certain officers and to IBF Fund Liquidating LLC in connection with acquisitions, debt and equity financing transactions, and management fees. During the years ended December 31, 2004 and 2003, the Company incurred approximately $105,000 and $244,000, respectively, of such fees with IBF Fund Liquidating LLC. In addition, for the December 31, 2004 and 2003, the Company incurred approximately $807,000 and $762,000, respectively, of interest expense relating to IBF Fund Liquidating LLC debt.

U.S. MILLS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2004 AND 2003

Note 9 - Commitments and Contingencies

Operating leases - During the year ended December 31, 2004, the Company entered into a new lease for its office space under an operating lease agreement which expires in July, 2009. The monthly lease payment is $8,195 plus real estate taxes, insurance and operating expenses. Rent expense under the lease for the year ended December 31, 2004 was $49,170. The rent expense under its expired lease agreement for the years ended December 31, 2004 and 2003, was $51,960 and $89,688, respectively.

The Company leases certain office equipment under an operating lease which expires in August, 2007. The monthly lease payment is currently $532.

The minimum lease payments under the leases are as follows:

Years	Amount

2005	$104,726
2006	106,864
2007	109,192
2008	109,744
2009	55,585

$486,111

Manufacturing Agreement Commitment - The Company had a manufacturing agreement with a third party whereby the third party is the exclusive manufacturer for the Company's products through 2004. In connection with this arrangement, the Company is required to order a certain quantity of product, as defined. In the event that the Company does not meet this requirement, the Company is required to pay an amount to the third party based on a calculation defined in the agreement. In addition, the Company is responsible for the costs of certain unused and/or obsolete inventory, as defined. As of December 31, 2004 and 2003, the Company had not been required to make such payments. The Company is in the process of renegotiating this contract.

Litigation - In the ordinary course of business, the Company is party to various types of litigation. The Company’s management believes it has meritorious defenses to all claims and, in management’s opinion, all litigation currently pending or threatening will not have a material adverse effect on the Company's financial position or results of operations.

U.S. MILLS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2004 AND 2003

Note 10 - 401(k) Saving and Investment Retirement Plan

The Company has a 401(k) Savings and Investment Retirement Plan (the Plan) intended to be a qualified plan in accordance with the Internal Revenue Code. Employees become eligible to participate in the Plan on the effective date or on the first day of any January, April, July, or October thereafter. Each plan year, a participant may contribute to the Plan, on a pretax basis, from 1% up to a maximum of 15% of compensation for the period, as defined.

Under the terms of the Plan, the Company will match up to 25% of an employee’s contribution, up to a maximum of 4% of the employee's compensation. Employer matching contributions were made to the Plan for the years ended December 31, 2004 and 2003 in the amount of $14,525 and $23,452, respectively, and is include in general and administrative expenses.

Note 11 - Goodwill and Other Intangible Assets

Generally accepted accounting principles in the United States of America, as outlined by Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, require that individual intangible assets be amortized over the respective useful lives to the reporting entity and that those assets be reviewed for potential impairment. In addition, goodwill should not be amortized, and should also be tested for impairment. Management has informed us that effective for the year ended December 31, 2003, all intangible assets, including goodwill, are no longer being amortized. In addition, the Company had no impairment testing done on any intangible assets. The effects of this departure from generally accepted accounting principles on financial position, results of operations, and cash flows have not been determined.

Note 12 - Subsequent Event

Effective 2005, the majority stockholder and the Company entered into an agreement for the Company to be acquired and merged into the acquiring entity, with the Company being the surviving entity. The aggregate purchase price of $17,000,000 in cash and $3,000,000 in stock, which is subject to a holdback provision as defined in the agreement. As a result of the sale, the Company will repay its total outstanding debt.

INDEPENDENT ACCOUNTANTS' REPORT ON SUPPLEMENTAL INFORMATION

Board of Directors and Stockholders
U.S. Mills, Inc.
Needham, Massachusetts

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information of U.S. Mills, Inc. contained on page 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. For reasons stated in the third paragraph of our report on page 1, we do not express an opinion on the statements of income and retained earnings and cash flows presented therein for the year ended December 31, 2004. Similarly, we do not express an opinion on the supplemental information for the year ended December 31, 2004.

/s/ Kirkland Albrecht & Fredrickson

Kirkland Albrecht & Fredrickson

February 28, 2005